UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2026

GRAF GLOBAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-42142 (Commission File Number)	N/A (IRS Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400

The Woodlands, Texas 77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 745-8669

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GRAF.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	GRAF	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GRAF WS	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein.

The issuance of the Class A Ordinary Shares upon the Conversion has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 8.01	Other Events.

On June 18, 2026, Graf Global Sponsor LLC (the “Sponsor”), and certain members of the board of directors of Graf Global Corp. (the “Company”), Louis Bélanger-Martin, Kenneth Weinstein and Fred Zeidman (such directors together with the Sponsor, the “Converting Shareholders”), irrevocably exercised their right to convert (the “Conversions”) an aggregate of 5,749,999 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), on a one-for-one basis into an aggregate of 5,749,999 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), pursuant to the terms of the Class B Ordinary Shares and the Company’s Amended and Restated Memorandum and Articles of Association.

Following the Conversions, as of June 18, 2026, the Company had an aggregate of 28,749,999 Class A Ordinary Shares issued and outstanding and 1 Class B Ordinary Share issued and outstanding. The Sponsor holds the only Class B Ordinary Share that remains issued and outstanding. The Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, certain transfer restrictions and waiver of redemption rights, as described in the prospectus for the Company’s initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF GLOBAL CORP.

	By:	/s/ James A. Graf
		Name:	James A. Graf
		Title:	Chief Executive Officer, Chief Financial Officer and Director

Dated: June 18, 2026